1
2Q 2009 Earnings Conference Call
August 6, 2009
- transforming investment into future value
EXHIBIT 99.1

2Q ’09 Earnings
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-
looking statements are based on the Corporation’s expectations and involve risks and uncertainties;
consequently, actual results may differ materially from those expressed or implied in the statements.
Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Important Note to Investors
James P. Torgerson
President and Chief Executive Officer
Anthony J. Vallillo
President and Chief Operating Officer - UI
Richard J. Nicholas
Executive Vice President and Chief Financial Officer

2Q ’09 Earnings
UIL Holdings 2Q 2009 Earnings Call
Discussion Topics
 ➢ 2Q 2009 Major Events
 » Earnings Summary
 » GenConn Update
 ➢ State Regulatory Update
 ➢ Capital Expenditure Program
 » Refreshed 10-year Capital Expenditure Program
 » Average Rate Base Growth
 » Smart Grid Grant Application
 ➢ 2Q 2009 Earnings Detail
 ➢ Debt Maturity & Liquidity
 ➢ 2009 Earnings Guidance

2Q ’09 Earnings
2Q ’09 earnings from continuing operations of $13.8 million, or $0.51 per share, compared to $11.3 million, or $0.45 per share, in 2Q ’08
YTD ’09 earnings from continuing operations of $25.9 million, or $0.99 per share, compared to $17.9 million, or $0.71 per share, during the same period in ’08
 ➢ Good second quarter performance
 » First full quarter implementing February 4, 2009 distribution rate case decision
 » Decoupling adjustment important given the cool summer weather YTD ’09 and lack of underlying growth with kWh sales still lower than ’08 on a weather adjusted basis
 » Continually managing O&M costs
 » Transmission growth
 ➢ Reasonable opportunity to achieve distribution allowed ROE
 ➢ On track to earn transmission allowed weighted average ROE of 12.3%-12.5%

2Q & YTD 2009 Financial Results - Summary

2Q ’09 Earnings
Joint venture between UI and NRG
UI Equity Bridge Loan
▶$121.5m in total à $69.3m drawn as of 6/30/09
 ▶$57m due 6/1/10 with Devon In Service
 ▶$64.5m due 6/1/11 with Middletown In Service
NRG Equity Bridge Loan
▶$121.5m in total
GenConn Project Financing
▶$291m in total à includes $48m working capital facility
Financing secured April 27, 2009
Devon groundbreaking May 29, 2009
Devon & Middletown units on schedule

2Q ’09 Earnings
State Regulatory Update
Distribution rate case has been concluded
 ➢ Technical corrections reconsideration
 » DPUC reconsidered final decision issued on June 3, 2009 increased UI's revenue requirements by
 $0.655 million in 2009 and an incremental $0.284 million in 2010
 ➢ AG petition for Company investigation
 » Denied by the DPUC on June 12, 2009 upon review of UI’s May 26, 2009 revised distribution capital expenditure plan
New DPUC Chairman
 ➢ Commissioner Kevin DelGobbo was elected Chairman effective July 1, 2009
 » Republican, appointed to the Commission by the Governor in January 2009
 » Former member of the Connecticut House of Representatives
 » Initiated informational meeting (June 29) to discuss "Impact of Recent Economic and Financial
 Crisis on Utility Financing & Investment"

$ 124	$ 244	$ 274	$ 221	$ 218	$ 625	$ 1,705

Base 10-yr CapEx Forecast

2Q ’09 Earnings
* Equity investment
** Amounts may not add due to rounding.
($ in millions)
➢ High probability of occurrence
 » In service territory; identified projects with regulatory support
➢ Near term ability to execute
 » Financing in place; strong historic cash flow
➢ Reflects decline in future peak load forecasts
 » Pushing out some capacity projects and dollars beyond current 10-yr plan
Growth Opportunities Beyond the Base Forecast
➢ Opportunities for additional investment not included in the base plan
 » Transmission investment within the region (e.g. New England consortium, etc.)
 » Generation opportunities (e.g. renewable generation, “Section 83” base load purchase, etc.)
2009P
2010P
2011P
2012P
2013P
2014-2018P
Total
2009-2018P
Distribution
95
$

141
$

147
$

141
$

122
$

534
$

1,178
$

Transmission
29
$

47
$

63
$

80
$

96
$

91
$

405
$

GenConn - Devon*
-
$

57
$

-
$

-
$

-
$

-
$

57
$

GenConn - Middletown*
-
$

-
$

65
$

-
$

-
$

-
$

65
$

Total Capital Expenditures**
Revised 10-yr Capital Expenditure Program

$ 94.5	$ 140.9	$ 146.8	$ 140.6	$ 121.7	$ 533.8	$ 1,178.4

7%
23%
42%
10%
18%
Aging Infrastructure
Capacity
System Operations
Core Support
Smart Grid

2Q ’09 Earnings
Aging Infrastructure
Cable & Pole Replacement
Distribution Transformer
Replacement
Splice Chambers
Substation Rebuilds
Substation Removals
Capacity
Broadway Substation
Shelton Substation
Bus Additions
Feeder Transfers
Step Down Bank Conversions
Core Support
IT related
Other support
System Operations
Customer Projects
* Amounts may not add due to rounding.
Smart Grid
Advanced Metering
Meter Data Management
Outage Management
SCADA
Utilinet
($ in millions)
2009P
2010P
2011P
2012P
2013P
2014-2018P
Total
2009-2018P
Aging Infrastructure
36.0
$

49.1
$

39.7
$

48.4
$

57.5
$

276.9
$

507.4
$

Capacity
19.8
$

20.0
$

18.3
$

27.5
$

26.5
$

95.7
$

207.8
$

System Operations
12.6
$

16.1
$

12.5
$

10.1
$

9.1
$

53.8
$

114.2
$

Core Support
16.2
$

38.9
$

57.2
$

40.4
$

19.3
$

94.0
$

266.1
$

Smart Grid
(base)
10.0
$

16.8
$

19.2
$

14.2
$

9.4
$

13.4
$

83.0
$

Total Distribution*
Distribution Investments

17%
34%
50%
Capacity
Aging Infrastructure
Standards Compliance/Other

2Q ’09 Earnings
Capacity
Aging Infrastructure
Standards Compliance/Other
*Amounts may not add due to rounding.
($ in millions)
Substation Rebuilds
Line/Cable Replacement
Customer Projects
NERC/Cyber Security/IT related
SCADA
New Substations
Reliability Projects
2009P
2010P
2011P
2012P
2013P
2014-2018P
Total
2009-2018P
Aging Infrastructure
3.9
$

24.9
$

33.2
$

30.2
$

39.6
$

67.0
$

198.8
$

Capacity
14.1
$

14.5
$

9.5
$

8.4
$

19.7
$

4.2
$

70.4
$

Standards Compliance/Other
11.4
$

7.1
$

19.8
$

41.5
$

36.6
$

19.7
$

136.0
$

Total Transmission*
29.4
$

46.5
$

62.6
$

80.0
$

95.8
$

90.9
$

405.2
$

Transmission Investments

Distribution
Transmission
CTA
Avg Rate Base $ MM
1,500
1,250
1,000
750
500
250
0
$1,031
$1,061
$1,083
$1,143
$1,249
$1,316
2008
2009P
2010P
2011P
2012P
2013P

2Q ’09 Earnings
46%
35%
19%
47%
38%
15%
Rate base growth even with a declining CTA balance
51%
38%
11%
55%
37%
8%
59%
37%
4%
60%
39%
Avg. GenConn Rate Base Equivalent
CAGR 5%
1%
$56m
$174m
$232m
$224m
Avg. GenConn Equity Investment
$28m
$116m
$112m
$ 87m
Revised Average Rate Base 2008-2013
(Excluding GenConn Equity Investments)

2Q ’09 Earnings
UI’s Smart Grid Grant Application
$75m in 2010-2012 in two categories - seeking grant for 50% of total
 ➢ Customer Interface - enabling technology to empower the customer
 » Advanced Metering - “Smart” meters with 2-way communication capability
 » Customer applications - In-home displays, load control appliances, plug-in electric vehicles
 ➢ Distribution Automation - improving electric system performance
 » Enhanced monitoring and remote control capabilities (Distribution SCADA)
 ▶Improved outage management
 ▶Voltage control
 » Compliance with new and emerging industry standards
 ▶Cyber security upgrades
 ▶Interoperability
Projected Smart Grid CapEx in 10-yr plan of $50m in 2010-2012
 ➢ Grant application represents accelerated and enhanced Smart Grid investment
 » CapEx if full grant award: $75m with 50% federally funded
 » CapEx if no grant award: $50m with 0% federally funded

Allowed ROE	Capital Structure	% Est. Avg. '09 Rate Base	Comments
	12.3%-12.5%	50%/50%	38%	• Successfully placed Middletown-to-Norwalk transmission project into service in December 2008 • Project grew rate base by $300 million • Local regional expansion opportunities
	8.84% (Rate case decision allowed ROE of 8.75% effective 2/4/09)	50%/50%	62%	• Recent rate case decision contains revenue decoupling, pension expense tracking, debt tracker (beyond a collar) and earnings sharing
	Floor of 9.75%	50%/50%	NA	• Joint venture with NRG Energy • Contract for differences with CL&P • GenConn COD: June 2010 for Devon; June 2011 for Middletown

2Q ’09 Earnings
2009 T&D Blended Allowed ROE of 10.1% - 10.2%
Transmission
Distribution &
CTA
Generation

2009	2008	Difference	2009	2008	Difference
						(0.2)

2Q ’09 Earnings
Quarter Ended June 30,
Six Months Ended June 30,
Net Income (Loss) ($M)
UI
Distribution, CTA and Other
8.1
$

5.7
$

2.4
$

14.9
$

8.0
$

6.9
$

Transmission
6.2

6.2

(1)
-

12.3

11.0

(1)
1.3

Total UI Net Income
14.3
$

11.9
$

2.4
$

27.2
$

19.0
$

8.2
$

UIL Corporate
(0.5)

(0.6)

0.1

(1.3)

(1.1)

Total Continuing Operations
13.8
$

11.3
$

2.5
$

25.9
$

17.9
$

8.0
$

Discontinued Operations - Xcelecom
-

-

-

(0.1)

(0.1)

-

Total Net Income
13.8
$

11.3
$

2.5
$

25.8
$

17.8
$

8.0
$

Average Shares Outstanding - Basic
27.0

25.1

1.9

26.1

25.1

1.0

EPS
0.51
$

0.45
$

0.06
$

0.99
$

0.71
$

0.28
$

(1) Includes favorable true up adjustment of $0.3 million.
2Q & YTD 2009 Financial Results

2Q ’09 Earnings
Managing O&M expenses
➢ 2Q ’09 - first full quarter implementing
 DPUC final rate case decision
➢ Decoupling adjustment particularly
 important due to mild summer weather
➢ Favorable uncollectible expense - portion
 allocated to GSC ($0.5m in 2Q and $0.9
 YTD)
➢ Pension & postretirement expense is
 recoverable in rates or as regulatory asset
 for future recovery
➢ Distribution and CTA combined return on
 equity for 12 months ending 6/30/09
 8.60%
➢ Earning on higher rate base
➢ True up adjustment of $0.3 million recorded in 2008
Net Income: Favorable/(Unfavorable) ($M)
Revenue
Quarter Ended June
30, '09 vs. '08
Six Months Ended
June 30, '09 vs. '08
Decoupling adjustment
1.6
$

2.4
$

Regulatory true up items
1.7

2.2

Distribution rates & pricing
0.5

2.9

Other
0.7

0.5

Sales volume
(2.3)

(2.9)

O&M Expense
Customer service - allocated
0.4

1.7

Uncollectibles
1.0

2.0

Outside services and other expense
1.3

2.4

Pension & postretirement
(2.6)

(3.9)

Other
0.1

(0.4)

Distribution Business Net Income variance
2.4
$

6.9
$

Earnings Details Compared to the Same Periods in 2008
Distribution, CTA & Other - favorable Net Income for the both the quarter and YTD

2009
2010
2011
2012
2013
Debt
UI Equity Bridge Loan

2Q ’09 Earnings
Liquidity outlook
 ➢UIL & UI have a $175 million joint credit
 facility due December 22, 2011
 » UIL able to borrow $50 million under facility
 As of June 30, 2009:
 » UIL had $1 million outstanding
 » UI had $9 million outstanding
 ➢UIL also has an uncommitted money market
 loan facility
 » No outstanding balance as of June 30, 2009
 ➢UI must pay off $121.5 equity bridge loan to
 fund its portion of the contribution to
 GenConn on the commercial operation date
 for each facility, Devon June 2010,
 Middletown June 2011
 » Borrowings under this facility as of June 30,
 2009 were $69.3 million
 ➢ No plans to issue equity before the end of 2010
Debt maturity schedule as of 6/30/09 ($mm)
$49.2
$51.0
$31.8
$57.0
$64.5
NONE
Debt Maturity and Liquidity

2Q ’09 Earnings
2009 expectations are not intended to be additive
Guidance Notes
➢ Includes dilution from equity issuance
➢ Distribution, CTA & Other positioned for reasonable opportunity to achieve weighted average allowed return on equity of 8.84%
➢ Transmission expected to earn an overall allowed weighted average return on equity of 12.3%-12.5%
2008
Six Months Ended
June 30, 2009
2009 EPS Guidance
The United Illuminating Company
$2.03
$1.04
$1.93 - $2.07
 Distribution, CTA & Other
1.09
0.57
1.00 - 1.15
 Transmission
0.94
0.47
0.90 - 0.95
Corporate
(0.10)
(0.05)
(0.12) - (0.07)
Total Continuing Operations
$1.93
$0.99
$1.83 - $1.97
(0.01)
-
Total UIL
$1.92
$0.99
2009 Earnings Per Share Guidance as of August 6, 2009

UIL

TRANSMISSION UPGRADE EFFICIENT G

TRANSMISSION UPGRADE EFFICIENT GENERATION LOWER EMISSIONS ENERGY EFF

ENERGY EFFICIENCY RENEWABLE ENERGY RESOURCES

2Q ’09 Earnings
Q&A

2Q ’09 Earnings
Devon & Middletown
Locations
$400 Million*
Approximate Cost
Attained April 27, 2009
Financing
CL&P
Off Taker
2010 & 2011
COD
400 MW
Capacity
GE LM6000
Technology
Project Development Highlights
Joint venture between UI and NRG
* GenConn estimates that project costs may increase over the proposal it had originally submitted to the DPUC. The increase is driven primarily by increased financing costs and the cost to build interconnection facilities at the Middletown site. Reasonably incurred financing costs and the interconnection cost are pass-through costs and GenConn expects to recover these costs through its contract for differences as determined by the
 DPUC.
GenConn Energy - Peaking Generation
Regulated COS approach
 ➢ ROE, lifetime floor - 9.75%
 ➢ 50/50 debt/equity
 ➢ 30-year O&M costs reviewed annually
 ➢ Cost recovery through contract for
 differences
 Financing
 ➢ 50% financed at the project level
 ➢ 50% financed with Equity Bridge Loans -
 25% UI, 25% NRG
 Status
 ➢ All major equipment - ordered
 ➢ General contractor - awarded
 ➢ Devon site - construction started

2Q ’09 Earnings
Revenue decoupling
 ➢Annual true-up
 » If revenues < approved, rates will be adjusted to collect additional revenues
 » If revenues > approved, excess will be returned to customers
 ➢Decoupling established for two-year pilot period
Other
 ➢50/50 Debt-to-Equity Capitalization with 8.75% ROE
 ➢Approved 90% of proposed distribution capital program expenditures
 ➢Transferred approximately $7 million of uncollectibles and other expense to Generation Services Charge
Pension
 ➢Established a regulatory asset for a portion of 2009 increased pension and postretirement expense
 » Future recovery of $10.2 million
 ➢Pension tracker
 » 2010 expense true-up based on year-end valuation, which takes into account changes, if any, in asset values and the discount rate
Cost of debt tracking
mechanism
 ➢Annual true-up
 » If embedded debt cost after issuances, differs from allowed embedded cost of debt of 6.42% for 2009, 6.76% for 2010
 ▶ True up if min. 25 basis points and results in +/- $1.5 million interest expense or greater.
 $1.5 million deadband à true up covers amounts beyond +/- $1.5 million.
Overview of Recent Distribution Rate Decision